EQ Advisors TrustSM

Supplement dated November 17, 2006 to the

Prospectus dated May 1, 2006

This Supplement updates certain information contained in the above-dated Prospectus, which accompanies this Supplement. Unless indicated otherwise, this Supplement does not supersede the Prospectus dated May 1, 2006 or any prior supplements (other than those portions of the supplement dated August 25, 2006 which relate specifically to the EQ/AXA Rosenberg Value Long/Short Equity Portfolio). This Supplement describes one (1) Portfolio* offered by EQ Advisors Trust and the Class IA and Class IB shares offered by the Trust on behalf of the Portfolio that you can choose as an investment alternative. This Supplement and the accompanying Prospectus contain information you should know before investing. Please read these documents carefully before investing and keep them for future reference.

EQ/AXA Rosenberg Value Long/Short Equity Portfolio

*	This Portfolio may not be available in your variable life or annuity product. Please consult your product prospectus to see which Portfolios are available under your contract.

The Securities and Exchange Commission has not approved or disapproved the Portfolio’s shares or determined if this Supplement is accurate or complete. Anyone who tells you otherwise is committing a crime.

Supplement — Version 7B

(26084)

EQ Advisors Trust

EQAT 111706	Cat. # 137223 (11/06)

Overview

EQ ADVISORS TRUST

EQ Advisors Trust (the “Trust”) consists of sixty-four (64) distinct mutual funds, each with its own investment strategy and risk/reward profile. This Supplement describes the Class IA and Class IB shares of one (1) of the Trust’s Portfolios. The Trust has adopted a Distribution Plan under Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), for the Trust’s Class IB shares. The Portfolio is a diversified portfolio. Information on the Portfolio, including investment objectives, investment strategies and investment risks can be found on the pages following this Overview. In addition, a Glossary of Terms is provided at the back of the accompanying Prospectus.

The Trust’s shares are currently sold to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the “Contracts”) issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The 401(k) Plan sponsored by AXA Equitable (“Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans and to other series of the Trust and to series of AXA Premier VIP Trust, a separate registered investment company managed by AXA Equitable that currently sells its shares to such accounts and plans. This Supplement and the accompanying Prospectus are designed to help you make informed decisions about the Portfolios that are available under your Contract or under the Equitable Plan or other retirement plan. You will find information about your Contract and how it works in the prospectus for the Contracts if you are a Contractholder or participant under a Contract. Please read that prospectus carefully and retain it for future reference.

AXA Equitable, through its AXA Funds Management Group unit (the “Manager”), is the investment manager to each Portfolio.

The day-to-day portfolio management of the Portfolio is provided by an investment sub-adviser (the “Adviser”). Information regarding the Manager and the Adviser is included under “Management of the Trust” and “About the Investment Portfolio” in this Supplement. The Manager has been granted relief by the Securities and Exchange Commission (“SEC”) to appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval (the “Multi-Manager Order”). The Manager also may allocate the Portfolio’s assets to additional Advisers subject to approval of the Trust’s Board of Trustees. If a new Adviser is retained for the Portfolio, shareholders would receive notice of such action. However, the Manager may not enter into an advisory agreement with an “affiliated person” of the Manager (as that term is defined in the 1940 Act) (“Affiliated Adviser”), such as AXA Rosenberg Investment Management LLC, unless the advisory agreement with the Affiliated Adviser is approved by the Portfolio’s shareholders. In addition, the Manager will not change the Portfolio’s current Adviser without obtaining the vote of a majority of the Portfolio’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act) for either (a) the Adviser change or (b) the Manager’s ability to rely on the Multi-Manager Order.

The co-distributors of the Portfolios are AXA Advisors, LLC and AXA Distributors, LLC.

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in a Portfolio, be sure to read all risk disclosures carefully before investing.

2	Overview	EQ Advisors Trust

EQ Advisors Trust	Table of contents	3

1. About the investment portfolio

This section of the Supplement provides a more complete description of the principal investment objective, strategies, and risks of the Portfolio. Of course, there can be no assurance that the Portfolio will achieve its investment objective. The investment objective of a Portfolio is not a fundamental policy and may be changed without a shareholder vote.

As more fully described on the following pages, the EQ/AXA Rosenberg Value Long/Short Equity Portfolio has a policy that it will invest at least 80% of its net assets in the particular type of investment suggested by its name. This policy may not be changed without providing at least sixty (60) days’ written notice to the shareholders of the Portfolio.

For temporary defensive purposes, the Portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that a Portfolio is invested in these instruments, the Portfolio may not be pursuing its investment goal.

Please note that:

•	A fuller description of each of the principal risks is included in the section “More Information on Risks and Benchmarks,” which follows the description of the Portfolio in this section of the Supplement.

•	Additional information concerning the Portfolio’s strategies, investments, and risks can also be found in the Trust’s Statement of Additional Information.

4	About the investment portfolio	EQ Advisors Trust

Portfolio

EQ/AXA Rosenberg Value Long/Short Equity Portfolio

INVESTMENT OBJECTIVE: Seeks to increase value through bull markets and bear markets using strategies that are designed to limit exposure to general equity market risk.

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in stocks of small- and mid-capitalization companies, but also may invest in stocks of large-capitalization companies. For purposes of this Portfolio, small- and mid-capitalization companies are companies with market capitalization of $10 billion or less at the time of investment.

The Portfolio attempts to achieve its objective by taking long positions in stocks of companies within certain capitalization ranges (as noted above) principally traded in U.S. markets that the Adviser has identified as undervalued and short positions in such stocks that it has identified as overvalued. When the Adviser believes that a security is undervalued relative to its peers, it may buy the security for the Portfolio’s long portfolio. When the Adviser believes that a security is overvalued relative to its peers, the Adviser may sell the security short by borrowing it from a third party and selling it at the then-current market price.

The Portfolio may purchase shares of exchange traded funds (“ETFs”), to a limited extent, to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. The Portfolio may invest in real estate investment trusts and may also borrow money for leveraging purposes. The Portfolio also may engage in active and frequent trading.

The Adviser employs an investment strategy that is designed to maintain approximately equal dollar amounts invested in long and short positions on a continual basis. By taking long and short positions in different stocks, the Adviser attempts to limit the effect of general stock market movements on its performance. The Adviser will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk characteristics of the overall portfolio.

The Adviser employs a bottom-up approach to investing by evaluating the financial characteristics of individual stocks rather than forecasting the trends in markets, investment styles or sectors. The Adviser seeks to construct a diversified portfolio that has, in addition to limited exposure to certain risks, including the risks surrounding investments in the U.S. equity market generally, near neutral exposure to the risks associated with specific industries and specific capitalizations.

The Adviser seeks to identify mispriced stocks across industries, by analyzing a company’s fundamental data through two stock selection models used to evaluate its universe of stocks. Its valuation model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics. The earnings forecast model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts’ earnings estimates and broker buy/sell recommendations. The Adviser compares companies operating in similar businesses to identify those believed to be undervalued in relation to their peers, putting together the value and earnings forecast views to gain an overall perspective on the attractiveness of each stock.

In addition to considering the Portfolio’s industry weightings and risks associated with specific individual stock selections, the Adviser attempts to moderate the value investing style of the Portfolio by applying a quantitative risk-control and portfolio optimization process. The Adviser may sell a security for a variety of reasons, such as to invest in a company believed by the Adviser to offer superior investment opportunities.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests primarily in equity securities, therefore, its performance may go up or down depending on general equity market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Risks and Benchmarks.”

•	Equity Risk

•	Large-Cap Company Risk

•	Leveraging Risk

•	Portfolio Turnover Risk

•	Real Estate Investing Risk

•	Short Sales Risk

•	Small- and Mid-Cap Companies Risk

•	Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one-year and since inception through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio’s performance shown below is the performance of its predecessor registered investment company (Laudus Rosenberg VIT Value Long/Short Equity Fund, a series of Laudus Variable Insurance Trust)

EQ Advisors Trust	About the investment portfolio	5

Portfolio (continued)

advised by the same Adviser using a substantially similar investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor to the Laudus Rosenberg VIT Value Long/Short Equity Fund whose inception date is May 1, 2003, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on November 17, 2006 in exchange for Class IB shares of the Portfolio) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Total Returns* — Class IA

Calendar Year Total Returns* — Class IB

Average Annual Total Returns*
	One Year	Since Inception
EQ/AXA Rosenberg Value Long/Short Equity Portfolio — Class IA shares	7.51%	2.71%
EQ/AXA Rosenberg Value Long/Short Equity Portfolio — Class IB shares	7.51%	2.71%
Merrill Lynch 3-Month U.S. Treasury Bill Index**	3.34%	2.02%
*	Performance information shown is the performance of the predecessor, which had one class of outstanding shares. The predecessor portfolio’s performance reflects the fees and expenses (including Rule 12b-1 fees) incurred by the predecessor portfolio. The Portfolio is subject to its own fees and expenses. Class IB shares of the Portfolio are subject to a Rule 12b-1 fee. Class IA shares do not pay any Rule 12b-1 fees.
**	For more information on this index, see the following section “More Information on Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, as a percentage of average daily net assets)
EQ/AXA Rosenberg Value Long/Short Equity Portfolio	Class IA Shares	Class IB Shares
Management Fee	1.40%	1.40%
Distribution and/or Service Fees (12b-1 fees)†	None	0.25%
Other Expenses*	0.36%	0.36%
Total Annual Portfolio Operating Expenses	1.76%	2.01%
Less Fee Waiver/Expense Reimbursement**	0.02%	0.02%
Net Annual Portfolio Operating Expenses	1.74%	1.99%
Dividend Expenses on Securities Sold Short	1.22%	1.22%
Net Expenses	2.96%	3.21%
†	The maximum distribution and/or service (12b-1) fee for the Portfolio’s Class IB shares is equal to an annual rate of 0.50% of the average daily net assets attributable to the Portfolio’s Class IB shares. Under an arrangement approved by the Trust’s Board of Trustees, the distribution and/or service (12b-1) fee currently is limited to an annual rate of 0.25% of the average daily net assets attributable to the Portfolio’s Class IB shares. The distribution and/or service (12b-1) fee for the Class IB shares of the Portfolio will not be raised above an annual rate of 0.25% of the average daily net assets attributable to the Portfolio’s Class IB shares without obtaining the vote of a majority of the Portfolio’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act).
*	Because the Portfolio has no operating history prior to the date of this Supplement, “Other Expenses” are based on estimated amounts for the current fiscal period.
**	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2008 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, dividends and interest on securities sold short and extraordinary expenses) do not exceed the amount shown above under Net Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2008. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would

6	About the investment portfolio	EQ Advisors Trust

increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$298	$324
3 Years	$920	$993

WHO MANAGES THE PORTFOLIO

AXA Rosenberg Investment Management LLC (“AXA Rosenberg”), 4 Orinda Way, Building E, Orinda, CA 94563, is the Adviser to the Portfolio. AXA Rosenberg provides advisory services to institutional investors and mutual funds. As of March 31, 2006, AXA Rosenberg had $97 billion in assets under management.

Investment decisions arise from AXA Rosenberg’s automatic expert system processing which combines proprietary software programs and comprehensive databases to replicate the decisions financial experts might make in a perfect world. A team of personnel employed by AXA Rosenberg is jointly responsible for monitoring the recommendations for all accounts that are generated by the investment model and for the day-to-day operations of the accounts.

Dr. William Ricks is primarily responsible for the day-to-day management of the Portfolio and is the Chief Executive Officer and Chief Investment Officer of AXA Rosenberg. Dr. Ricks has held these positions since 1998. He joined AXA Rosenberg’s predecessor in 1989. He is responsible for overseeing the implementation of AXA Rosenberg’s investment strategies, which are primarily driven by stock selection and portfolio construction models. To that end, he has overall responsibility for the various aspects of AXA Rosenberg’s investment process, including trading, operations, portfolio engineering and portfolio construction.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

EQ Advisors Trust	About the investment portfolio	7

2. More information on risks and benchmarks

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of the Portfolio’s shares may be affected by the Portfolio’s investment objective, principal investment strategies and particular risk factors. Consequently, the Portfolio may be subject to different risks. Some of the principal risks of investing in the Portfolio are discussed below. However, other factors also may impact the Portfolio’s investment results.

There is no guarantee that the Portfolio will achieve its investment objective or that it will not lose value.

General Investment Risks: The Portfolio is subject to the following risks:

Adviser Selection Risk: The risk that AXA Equitable’s process for selecting or replacing an Adviser and its decision to select or replace an Adviser does not produce the intended result.

Asset Class Risk: There is the risk that the returns from the types of securities in which the Portfolio invests will underperform the general securities markets or different asset classes. Different types of securities and asset classes tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Market Risk: The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

Securities Lending Risk: For purposes of realizing additional income, the Portfolio may lend securities to broker-dealers approved by the Board of Trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Security Risk: The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon a change in a company’s financial condition as well as overall market and economic conditions.

Security Selection Risk: The Adviser for the Portfolio selects particular securities in seeking to achieve the Portfolio’s objective within its overall strategy. The securities selected for the Portfolio may not perform as well as other securities that were not selected for the Portfolio. As a result, the Portfolio may underperform other funds with the same objective or in the same asset class.

The Portfolio also may be subject to the following risks:

Equity Risk: Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or over extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio borrows money or otherwise leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. The Portfolio may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.

Portfolio Turnover Risk: The Portfolio does not restrict the frequency of trading to limit expenses. The Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. Frequent trading can result in a portfolio turnover in excess of 100% in any given fiscal year (high portfolio turnover). High portfolio turnover may result in increased transaction costs to the Portfolio and its shareholders, which would reduce investment returns.

Real Estate Investing Risk: Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages (mortgage REITs) or in some combination of the two (hybrid REITs). Operating REITs requires specialized management skills and a Portfolio indirectly bears REIT management expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a

8	More information on risks and benchmarks	EQ Advisors Trust

particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income.

Short Sales Risk: A Portfolio may sell a security short by borrowing it from a third party and selling it at the then-current market price. A Portfolio is then obligated to buy the security on a later date so it can be returned to the lender. Short sales, therefore, involve the risk that the Portfolio will incur a loss by subsequently buying a security at a higher price than the price at which the Portfolio previously sold the security short. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a Portfolio’s potential loss on a long position arises from decreases in the value of the security and, therefore, such loss is limited by the fact that a security’s value cannot drop below zero.

Small-Cap and/or Mid-Cap Company Risk: A Portfolio’s investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies generally have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small-cap companies than for mid-cap.

Value Investing Risk: Value investing attempts to identify companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices that, in their view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks’ intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Benchmarks

The performance of the Portfolio as shown in the section “About the Investment Portfolio” compares the Portfolio’s performance (including that of its predecessor portfolio) to that of a broad-based securities market index. The Portfolio’s annualized rates of return are not the same as the actual return you would receive under your Contract.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices also are not subject to Contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. A comparison with a benchmark, therefore, is of limited use. It is included because it is widely known and may help you to understand the universe of securities from which the Portfolio is likely to select its holdings.

Merrill Lynch 3-Month U.S. Treasury Bill Index. This index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date.

EQ Advisors Trust	More information on risks and benchmarks	9

3. Management of the Trust

This section gives you information on the Trust, the Manager and the Adviser for the Portfolio. More detailed information concerning the Adviser and portfolio managers is included in the description for the Portfolio in the section “About the Investment Portfolio.”

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among sixty-three (63) Portfolios, each of which has authorized Class IA and Class IB shares. This Supplement describes the Class IA and Class IB shares of one (1) Portfolio. The Portfolio has an objective, investment strategy and risks, which have been previously described in this Supplement.

The Manager

AXA Equitable Life Insurance Company (“AXA Equitable”), through its AXA Funds Management Group unit (the “Manager”), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. AXA Equitable is a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

The Manager has a variety of responsibilities for the general management and administration of the Trust and the Portfolios, including the selection of Advisers. The Manager plays an active role in monitoring each Portfolio and Adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Manager also monitors each Adviser’s portfolio management team to determine whether its investment activities remain consistent with the Portfolios’ investment style and objectives.

Beyond performance analysis, the Manager monitors significant changes that may impact the Adviser’s overall business. The Manager monitors continuity in the Adviser’s operations and changes in investment personnel and senior management. The Manager performs due diligence reviews with each Adviser no less frequently than annually.

The Manager obtains detailed, comprehensive information concerning Portfolio and Adviser performance and Portfolio operations that is used to supervise and monitor the Adviser and the Portfolio operations. A team is responsible for conducting ongoing investment reviews with the Adviser and for developing the criteria by which Portfolio performance is measured.

The Manager selects Advisers from a pool of candidates, including its affiliates, to manage the Portfolios. The Manager may appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Trust’s Board of Trustees. The Manager also has discretion to allocate each Portfolio’s assets among the Portfolio’s Advisers. The Manager recommends Advisers for each Portfolio to the Trust’s Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an Adviser, and the Manager does not expect to recommend frequent changes of Advisers. The Manager has received an exemptive order from the SEC to permit it and the Trust’s Board of Trustees to appoint, dismiss and replace Advisers and to amend the advisory agreements between the Manager and the Advisers without obtaining shareholder approval. Accordingly, the Manager is able, subject to the approval of the Trust’s Board of Trustees, to appoint, dismiss and replace Advisers and to amend advisory agreements without obtaining shareholder approval. If a new Adviser is retained for the Portfolio, shareholders will receive notice of such action. However, the Manager may not enter into an advisory agreement with an “affiliated person” of AXA Equitable (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Adviser”), such as AXA Rosenberg Investment Management LLC, unless the advisory agreement with the Affiliated Adviser, including compensation, is also approved by the Portfolio’s shareholders. In addition, the Manager will not change the Portfolio’s current Adviser without obtaining the vote of a majority of the Portfolio’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act) for either (a) the Adviser change or (b) the Manager’s ability to rely on the Multi-Manager Order.

10	Management of the Trust	EQ Advisors Trust

Management Fees

The Portfolio pays a fee to the Manager for management services. The table below shows the contractual rate of the management fees (as a percentage of the Portfolio’s average daily net assets) payable by the Portfolio.

Contractual Fee Under Management Agreement

(as a percentage of average daily net assets)

Portfolio	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
EQ/AXA Rosenberg Value Long/Short Equity Portfolio	1.400%	1.350%	1.325%	1.300%	1.275%

The Adviser is paid by the Manager. Changes to the advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by the Manager, without shareholder approval. A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment management agreement with AXA Equitable and the investment advisory agreement with the Adviser will be available in the Trust’s Annual Report to Shareholders for the year ending December 31, 2006.

AXA Equitable also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by AXA Equitable include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, the Portfolio pays AXA Equitable an annual fee of $30,000 plus its proportionate share of an asset-based administration fee for the Trust. The Trust’s asset-based administration fee is equal to an annual rate of 0.12% of the first $3 billion of total Trust average daily net assets (excluding the average daily net assets of the EQ/Enterprise Moderate Allocation Portfolio and the EQ/Small Cap Value Portfolio), 0.11% of the next $3 billion, 0.105% of the next $4 billion, 0.10% of the next $20 billion and 0.0975% thereafter.

Expense Limitation Agreement

In the interest of limiting until April 30, 2008 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of the Portfolio, the Manager has entered into an expense limitation agreement with the Trust with respect to the Portfolio (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its management, administrative and other fees and to assume other expenses so that the total annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, dividends and interest on securities sold short and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) are limited to the following respective expense ratios:

Expense Limitation Provisions

Portfolio	Total Expenses Limited to (% of daily net assets)
	Class IA	Class IB
EQ/AXA Rosenberg Value Long/Short Equity Portfolio	1.74%	1.99%

The Manager may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waivers being made and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments made, the Portfolio will be charged such lower expenses.

EQ Advisors Trust	Management of the Trust	11

4. Fund distribution arrangements

For information on the Trust’s distribution arrangements, please see “Fund distribution arrangements” in the Prospectus.

5. Buying and selling shares

For information on purchases and redemptions, please see “Buying and selling shares” in the Prospectus.

6. How portfolio shares are priced

For information on how assets are valued, please see “How portfolio shares are priced” in the Prospectus.

7. Dividends and other distributions and tax consequences

For more information on dividends and other distributions and tax consequences, please see “Dividends and other distributions and tax consequences” in the Prospectus.

8. Glossary of terms

For a glossary of terms, please see “Glossary of terms” in the Prospectus.

12	Fund distribution arrangements	EQ Advisors Trust

9. Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Class IA and Class IB shares of the Portfolio described in this Supplement. The Portfolio is newly organized and has no operations or financial information of its own prior to the date of this Supplement but is the successor to a substantially similar investment company, as described above in the Portfolio summary under “Portfolio Performance.” The financial information in the table below has been derived from the predecessor portfolio’s financial statements, which, except for the period from January 1, 2006 to June 30, 2006, were audited by PricewaterhouseCoopers LLP (“PWC”), an independent registered public accounting firm. PWC’s report on the financial statements of the predecessor portfolio as of December 31, 2005 appears in the Annual Report for the predecessor portfolio (Annual Report for the Laudus Variable Insurance Trust for the Fiscal Year Ended December 31, 2005).

Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and disbursements). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the predecessor portfolio’s Annual Report for the fiscal year ended December 31, 2005 and Semi-Annual Report for the six-month period ended June 30, 2006, each of which is incorporated by reference into the Trust’s Statement of Additional Information (“SAI”) and available upon request.

	For the Six Months Ended June 30, 2006		For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Period May 1, 2003(1) to December 31, 2003
	(Unaudited)
Class 2
VIT Value Long/Short Equity Fund
Net asset value, beginning of period	$10.74		$9.99	$9.64	$10.00
Investment activities:
Net investment income/(loss)	0.08		0.08	(0.04)	(0.05	)(2)
Net realized and unrealized gains/(losses) on investments	0.57		0.67	0.39	(0.31)
Total from investment activities	0.65		0.75	0.35	(0.36)

Net asset value, end of period	$11.39		$10.74	$9.99	$9.64

Total return	6.05	%(3)	7.51%	3.63%	(3.60	)%(3)
Ratios to Average Net Assets/Supplemental Data:
Net Assets at end of period (000’s)	$183,038		$144,730	$53,045	$9,508
Net investment income/(loss) net of waivers/reimbursements(4)	1.88	%(5)	1.02%	(0.77)%	(0.90	)%(5)
Expenses before waivers/reimbursements(4)	3.31	%(5)	3.23%	4.10%	7.55	%(5)
Expenses net of waivers/reimbursements(4)	3.31	%(5)	3.21%	3.14%	2.98	%(5)
Expenses net of waivers/reimbursements(6)	1.99	%(5)	1.99%	1.99%	2.00	%(5)
Portfolio turnover rate	67.07%		122.98%	89.39%	130.89%

(1)	Commencement of operations.
(2)	Calculated based on the average shares outstanding during the period.
(3)	Not annualized for periods less than one year.
(4)	Includes interest expense and dividend expense on securities sold short.
(5)	Annualized for periods less than one year.
(6)	Exclusive of non-recurring account fees, extraordinary expenses, interest expense and dividends on securities sold short.

EQ Advisors Trust	Financial Highlights	13